UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21098

Real Estate Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
c/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31
Date of reporting period: June 30, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

        The Semi-Annual Report to Stockholders is filed herewith.

Real Estate

Income Fund Inc.

Semi-Annual Report
June 30, 2005

WHAT’S INSIDE

LETTER FROM THE CHAIRMAN

Dear Shareholder,	R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

The U.S. economy overcame a number of obstacles and continued to expand during the six-month reporting period. Rising interest rates, record high oil prices and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)[i] growth was 3.8%, mirroring the solid gain that occurred during the fourth quarter of 2004.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following five rate hikes from June 2004 through December 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments four additional times during the reporting period. All told, the Fed’s nine rate hikes brought the target for the federal funds rate from 1.00% to 3.25%.

During the six months covered by this report, the U.S. stock market was relatively flat, with the S&P 500 Indexiv returning
-0.81%. Stocks were weak early in the reporting period, as the issues discussed above caused investors to remain on the sidelines. Equities then rallied in the second quarter of 2005, as the economy appeared to be on solid footing and inflation was largely under control. Looking at the reporting period as a whole, mid-cap stocks generated superior returns, with the Russell Midcap,v Russell 1000,vi and Russell 2000vii Indexes returning 3.92%, 0.11%, and -1.25%, respectively. From a market style perspective, value-oriented stocks outperformed their growth counterparts.

Performance Review

For the six months ended June 30, 2005, the Real Estate Income Fund returned 3.45%, based on its New York Stock Exchange (“NYSE”) market price and 6.31% based on its net asset value (“NAV”)viii per share. In comparison, the Lipper Sector Equity Closed-End Funds Category Averageix increased 4.95% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.6540 per share (which may have included a return of capital). The performance table shows the Fund’s 30-day SEC yield as well as its six-month total return based on its NAV and market price as of June 30, 2005. Past performance is no guarantee of future results. The Fund’s yields will vary.

Real Estate Income Fund Inc.	1

FUND PERFORMANCE AS OF JUNE 30, 2005 (unaudited)

Price Per Share	30-Day SEC Yield	Six-Month Total Return
$21.55 (NAV)	7.03%	6.31%
$18.40 (Market Price)	8.25%	3.45%

All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary.

Management has agreed to waive a portion of the management fee. The waiver will be eliminated on August 1, 2009. Absent this waiver, the total returns would have been lower and the 30-Day SEC yields would have been 6.62% and 7.77%, respectively.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects the income dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of June 30, 2005 and are subject to change.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Citi Fund Management Inc (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

Subsequently, on August 1, 2005, the Board approved the new investment management contract between the Fund and the Manager.

2	2005 Semi-Annual Report

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “RIT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XRITX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price, and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

August 2, 2005

Real Estate Income Fund Inc.	3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. In addition, investment in funds that concentrate their investments in one sector or industry may involve greater risk than more broadly diversified funds.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 42 funds in the Fund’s Lipper category, and excluding sales charges.

4	2005 Semi-Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

Real Estate Income Fund Inc.	5

Schedule of Investments (unaudited)	June 30, 2005

SHARES	SECURITY	VALUE

COMMON STOCK — 70.9%
Apartments — 9.5%
36,500	Archstone-Smith Trust	$1,409,630
290,000	Camden Property Trust	15,587,500
170,000	Gables Residential Trust	7,349,100
100,000	Mid-America Apartment Communities, Inc.	4,542,000

	Total Apartments	28,888,230

Diversified — 4.4%
215,000	iStar Financial, Inc.	8,941,850
190,000	Lexington Corporate Properties Trust	4,618,900

	Total Diversified	13,560,750

Health Care — 10.2%
174,000	Health Care Property Investors, Inc.	4,704,960
280,000	Healthcare Realty Trust, Inc.	10,810,800
97,700	OMEGA Healthcare Investors, Inc.	1,256,422
511,700	Senior Housing Properties Trust	9,676,247
150,000	Ventas, Inc.	4,530,000

	Total Health Care	30,978,429

Home Financing — 0.9%
108,500	Municipal Mortgage & Equity LLC	2,819,915

Industrial — 3.9%
185,000	Eastgroup Properties, Inc. (a)	7,790,350
161,700	First Potomac Realty Trust	4,010,160

	Total Industrial	11,800,510

Industrial/Office – Mixed — 5.7%
88,000	Brandywine Realty Trust	2,697,200
135,000	Kilroy Realty Corp.	6,411,150
190,000	Liberty Property Trust	8,418,900

	Total Industrial/Office – Mixed	17,527,250

Lodging/Resorts — 2.3%
66,100	Eagle Hospitality Properties Trust, Inc.	602,171
146,000	Hospitality Properties Trust	6,434,220

	Total Lodging/Resorts	7,036,391

Office — 15.7%
203,000	Arden Realty Group, Inc.	7,303,940
160,000	CarrAmerica Realty Corp.	5,788,800
72,000	Glenborough Realty Trust, Inc.	1,482,480
260,000	Highwoods Properties, Inc.	7,737,600
848,700	HRPT Properties Trust	10,549,341
161,000	Mack-Cali Realty Corp.	7,293,300
210,000	Prentiss Properties Trust	7,652,400

	Total Office	47,807,861

See Notes to Financial Statements.

6	2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE

Regional Malls — 5.0%
196,000	Glimcher Realty Trust	$5,439,000
148,100	Macerich Co.	9,930,105

	Total Regional Malls	15,369,105

Retail – Free Standing — 1.8%
171,900	Commercial Net Lease Realty, Inc.	3,518,793
75,000	Realty Income Corp.	1,878,000

	Total Retail – Free Standing	5,396,793

Shopping Centers — 9.6%
330,000	Cedar Shopping Centers, Inc.	4,867,500
105,000	Equity One, Inc.	2,383,500
252,000	Heritage Property Investment Trust	8,825,040
104,400	Inland Real Estate Corp.	1,678,752
75,000	New Plan Excel Realty Trust, Inc.	2,037,750
250,000	Primaris Retail Real Estate (b)	2,886,106
135,000	Ramco-Gershenson Properties Trust	3,952,800
104,000	Tanger Factory Outlet Centers, Inc.	2,800,720

	Total Shopping Centers	29,432,168

Specialty — 1.9%
127,000	Entertainment Properties Trust	5,842,000

	TOTAL COMMON STOCK
	(Cost — $138,850,332)	216,459,402

PREFERRED STOCK — 28.1%
Apartments — 3.5%
	Apartment Investment & Management Co.:
113,000	Cumulative, Series U, 7.750%	2,836,300
120,000	Cumulative, Series Y, 7.875%	3,012,000
75,000	Cumulative, Series G, 9.375%	1,995,000
115,000	Cumulative, Series R, 10.000%	3,007,250

	Total Apartments	10,850,550

Diversified — 1.0%
109,400	Crescent Real Estate Equities Co., Cumulative Redeemable,
	Series B, 9.500%	2,925,356

Health Care — 2.3%
150,000	Health Care Property Investors, Inc., Cumulative Redeemable,
	Series F, 7.100%	3,828,000
120,400	OMEGA Healthcare Investors, Inc., Cumulative Redeemable,
	Series D, 8.375%	3,190,600

	Total Health Care	7,018,600

See Notes to Financial Statements.

Real Estate Income Fund Inc.	7

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE

Industrial/Office – Mixed — 1.5%
90,000	Bedford Property Investors, Inc., Cumulative Redeemable,
	Series A, 8.750% (b)	$4,463,442

Lodging/Resorts — 3.6%
220,000	Boykin Lodging Co., Cumulative, Class A, 10.500%	6,105,000
71,100	Hospitality Properties Trust, Cumulative Redeemable, Series B,
	8.875%	1,924,677
26,000	LaSalle Hotel Properties, Cumulative Redeemable, Series A,
	10.250%	694,720
90,000	Sunstone Hotel Investors, Inc., Cumulative Redeemable,
	Series A, 8.000%	2,340,000

	Total Lodging/Resorts	11,064,397

Office — 5.0%
275,000	CarrAmerica Realty Corp., Cumulative Redeemable, Series E,
	7.500%	7,114,250
	HRPT Properties Trust:
255,600	Cumulative Redeemable, Series B, 8.750%	6,921,648
50,000	Cumulative Redeemable, Series A, 9.875%	1,304,000

	Total Office	15,339,898

Regional Malls — 3.6%
85,000	Glimcher Realty Trust, Cumulative Redeemable, Series F, 8.750%	2,281,723
	The Mills Corp.:
35,000	Cumulative Redeemable, Series E, 8.750%	948,500
91,700	Cumulative Redeemable, Series B, 9.000%	2,469,939
6,000	Pennsylvania Real Estate Investment Trust, Cumulative, 11.000%	354,000
32,700	Simon Property Group, Inc., Cumulative, Series C, step up to yield
	7.890%	1,773,975
125,000	Taubman Centers, Inc., Cumulative Redeemable, Series H, 7.625%	3,171,875

	Total Regional Malls	11,000,012

Retail – Free Standing — 1.0%
85,000	Commercial Net Lease Realty, Inc., Cumulative, Series A, 9.000%	2,272,050
25,200	Realty Income Corp., Cumulative Redeemable, Series D, 7.375%	660,240

	Total Retail – Free Standing	2,932,290

Self Storage — 0.3%
35,000	Public Storage, Inc., Cumulative, Series R, 8.000%	910,000

Shopping Centers — 6.3%
73,000	Cedar Shopping Centers, Inc., Cumulative Redeemable, Series A,
	8.875%	1,949,100
	Developers Diversified Realty Corp.:
21,200	Cumulative Redeemable, Class G, 8.000%	551,200
130,000	Cumulative Redeemable, Class F, 8.600%	3,441,100
131,000	Federal Realty Investment Trust, Cumulative Redeemable,
	Series B, 8.500%	3,476,740
75,000	New Plan Excel Realty Trust, Inc., Cumulative Redeemable,
	Series E, 7.625%	1,949,250

See Notes to Financial Statements.

8	2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE

Shopping Centers (continued)
34,800	Ramco-Gershenson Properties Trust, Cumulative Redeemable,
	Series B, 9.500%	$926,028
63,000	Urstadt Biddle Properties, Inc., Cumulative, Series C, 8.500%	6,804,000

	Total Shopping Centers	19,097,418

	TOTAL PREFERRED STOCK
	(Cost — $81,630,636)	85,601,963

	TOTAL INVESTMENTS BEFORE SHORT-TERM
	INVESTMENTS (Cost — $220,480,968)	302,061,365

FACE
AMOUNT

SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
$3,159,000	Interest in $1,006,158,000 joint tri-party repurchase agreement
	dated 6/30/05 with Goldman Sachs Group, Inc., 3.350%
	due 7/1/05; Proceeds at maturity — $3,159,294; (Fully
	collateralized by various U.S. Treasury obligations, 0.000% to
	13.250% due 8/15/05 to 2/15/27; Market value — $3,222,180)
	(Cost — $3,159,000)	3,159,000

	TOTAL INVESTMENTS — 100.0%
	(Cost — $223,639,968#)	$305,220,365

(a)	Security is segregated as collateral for swap transactions.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

#	Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Real Estate Income Fund Inc.	9

Statement of Assets and Liabilities (unaudited)	June 30, 2005

ASSETS:
Investments, at value (Cost — $223,639,968)	$305,220,365
Foreign currency, at value (Cost — $15,524)	15,603
Cash	2,601
Dividends and interest receivable	1,680,816
Unrealized appreciation on swaps (Notes 1 and 3)	165,574
Prepaid expenses	19,170

Total Assets	307,104,129

LIABILITIES:
Payable for securities purchased	3,125,000
Management fee payable	143,281
Unrealized depreciation on swaps (Notes 1 and 3)	113,122
Interest payable for open swap contracts (Note 3)	32,302
Dividends payable to Auction Rate Cumulative Preferred Stockholders	15,880
Directors’ fees payable	4,101
Accrued expenses	109,417

Total Liabilities	3,543,103

Series M Taxable Auction Rate Cumulative Preferred Stock
(2,600 shares authorized and issued at $25,000 per share) (Note 4)	65,000,000

Total Net Assets	$238,561,026

NET ASSETS:
Par value	$11,069
Paid-in capital in excess of par value	151,755,823
Undistributed net investment income	1,053,526
Accumulated net realized gain on investments and foreign
currencies	4,107,680
Net unrealized appreciation of investments, swap contracts and foreign
currencies	81,632,928

Total Net Assets
(Equivalent to $21.55 a share on 11,069,242 shares of $0.001
par value outstanding; 100,000,000 shares authorized)	$238,561,026

Shares Outstanding	11,069,242

Net Asset Value	$21.55

See Notes to Financial Statements.

10	2005 Semi-Annual Report

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2005

INVESTMENT INCOME:
Dividends	$9,430,029
Interest	25,996
Less: Foreign taxes withheld	(13,595)

Total Investment Income	9,442,430

EXPENSES:
Management fee (Note 2)	1,287,119
Auction participation fees (Note 4)	80,673
Shareholder reports	50,504
Audit and tax	39,698
Directors’ fees	27,861
Legal fees	24,633
Custody	12,268
Listing fees	10,962
Insurance	9,977
Transfer agent fees	8,699
Rating agency fees	5,441
Miscellaneous expenses	10,779

Total Expenses	1,568,614
Less: Management fee waiver (Note 2)	(457,642)

Net Expenses	1,110,972

Net Investment Income	8,331,458

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	4,374,008
Swap Contracts	(237,738)
Foreign currencies	71

Net Realized Gain	4,136,341

Change in Net Unrealized Appreciation/Depreciation From:
Investments	891,544
Swap contracts	326,175
Foreign currencies	(126)

Change in Net Unrealized Appreciation/Depreciation	1,217,593

Net Gain on Investments, Swap Contracts and Foreign Currencies	5,353,934

Distributions Paid to Taxable Auction Rate Cumulative Preferred Stockholders
From Net Investment Income	(939,257)

Increase in Net Assets From Operations	$12,746,135

See Notes to Financial Statements.

Real Estate Income Fund Inc.	11

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2005 (unaudited)
and the Year Ended December 31, 2004

	2005	2004

OPERATIONS:
Net investment income	$8,331,458	$10,414,200
Net realized gain	4,136,341	2,590,642
Change in net unrealized appreciation/depreciation	1,217,593	34,009,653
Distributions paid to Taxable Auction Rate Cumulative Preferred Stockholders	(939,257)	(1,004,412)

Increase in Net Assets From Operations	12,746,135	46,010,083

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(7,239,285)	(8,305,866)
Net realized gains	—	(3,556,810)
Return of capital	—	(2,615,893)

Decrease in Net Assets From Distributions to Shareholders	(7,239,285)	(14,478,569)

Increase in Net Assets	5,506,850	31,531,514

NET ASSETS:
Beginning of period	233,054,176	201,522,662

End of period*	$238,561,026	$233,054,176

* Includes undistributed net investment income of:	$1,053,526	$900,610

See Notes to Financial Statements.

12	2005 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2005(1)		2004(2)	2003	2002(3) (4)

Net Asset Value, Beginning of Period	$21.05		$18.21	$13.95	$14.30

Income (Loss) From Operations:
Net investment income(5)	0.75		0.94	1.04	0.38
Net realized and unrealized gain (loss)	0.48		3.30	4.96	(0.18)
Distributions Paid to Taxable Auction Rate Cumulative Preferred Stockholders from net investment income	(0.08)		(0.09)	(0.08)	(0.03)

Total Income From Operations	1.15		4.15	5.92	0.17

Underwriting Commissions and Offering Expenses for the Issuance of Taxable Auction Rate Cumulative Preferred Stock	—		—	0.00 (6)	(0.09)

Less Distributions From:
Net investment income	(0.65)		(0.75)	(0.80)	(0.31)
Net realized gains	—		(0.32)	(0.62)	(0.07)
Return of capital	—		(0.24)	(0.24)	(0.05)

Total Distributions	(0.65)		(1.31)	(1.66)	(0.43)

Net Asset Value, End of Period	$21.55		$21.05	$18.21	$13.95

Market Price, End of Period	$18.40		$18.47	$17.57	$14.01

Total Return, Based on Net Asset Value(7)	6.31%		24.75%	45.12%	0.69%

Total Return, Based on Market Price(7)	3.45%		13.45%	39.42%	(3.59)%

Net Assets, End of Period (millions)	$239		$233	$202	$150

Ratios to Average Net Assets(8):
Gross expenses	1.42	%(9)	1.44%	1.55%	1.55	%(9)
Net expenses(5)	1.00	(9)	1.02	1.11	1.11	(9)
Net investment income	7.52	(9)	5.00	6.60	6.66	(9)

Portfolio Turnover Rate	4%		6%	27%	13%

Taxable Auction Rate Cumulative Preferred Stock(10):
Total Amount Outstanding (000s)	$65,000		$65,000	$65,000	$65,000
Asset Coverage Per Share	116,754		114,636	102,509	82,841
Involuntary Liquidating Preference Per Share(11)	25,000		25,000	25,000	25,000
Average Market Value Per Share(11)	25,000		25,000	25,000	25,000

(1)	For the six months ended June 30, 2005 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	For the period July 31, 2002 (commencement of operations) to December 31, 2002.
(4)

Due to a change in the accounting method that required a change in the classification of periodic payments made under interest rate swap agreements, certain amounts have been reclassified among net investment income and net realized and unrealized loss in order to conform to the current period. Without the effect of these reclassifications, for the period ended December 31, 2002, the amounts for net investment income and net realized and unrealized loss would have been $0.51 and $(0.31), respectively. In addition, the ratio of net investment income to average net assets would have been 8.91%. These reclassifications had no impact on the net asset value of the Fund or the amount and character of distributions.

See Notes to Financial Statements.

Real Estate Income Fund Inc.	13

Financial Highlights (continued)

(5)	The Investment Manager has waived and/or reimbursed a portion of its fees.
(6)	Amount represents less than $0.01 per share.
(7)

The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(8)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(9)	Annualized.
(10)	On September 30, 2002, the Fund issued 2,600 shares of Taxable Auction Rate Preferred Stock at $25,000 per share.
(11)	Excludes accrued interest or accumulated undeclared distributions.

See Notes to Financial Statements.

14	2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Real Estate Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation.  Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements.  When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Concentration Risk. The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage related risks.

Real Estate Income Fund Inc.	15

Notes to Financial Statements (unaudited) (continued)

(d) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as realized gains.

Swaps have risks associated with them, including possible default by the coun-terparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(f) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Taxable Auction Rate Cumulative Preferred Stock (“TARPS”).

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

16	2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Distributions to Shareholders. Dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of common stock. The holders of the Taxable Auction Rate Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of funds legally available to shareholders. The Fund’s policy is to pass through to its shareholders substantially all Real Estate Investment Trust (“REIT”) distributions and other income it receives, less operating expenses. The character of REIT distributions received from portfolio securities held by the Fund is generally comprised of investment income, long-term capital gains, and return of capital. The Fund reclassifies amounts within the Statement of Operations primarily based on information provided by REITs after the Fund’s fiscal year end. In those instances where such information is not available, the Fund estimates the amounts based on amounts reported by the REITs in the prior year. After all remaining REITs report the actual character of distributions paid during the year, the Fund adjusts estimates previously recorded to actual. For the prior fiscal year the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on these reclassifications.

Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution,

Real Estate Income Fund Inc.	17

Notes to Financial Statements (unaudited) (continued)

net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination could have an adverse effect on the market price of the Fund’s shares.

(i) Federal and Other Taxes.  It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Management Agreement and Other Transactions with Affiliates

Citi Fund Management Inc. (“CFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays CFM a management fee calculated at the annual rate of 0.90% of the Fund’s average daily Managed Assets (which includes assets attributable to TARPS). This fee is calculated daily and paid monthly.

In addition, CFM has contractually agreed to waive a portion of its management fee in the amount of 0.32% of the Fund’s Managed Assets through July 31, 2007, 0.20% of Managed Assets for the 12-month period ending July 31, 2008, and 0.10% of Managed Assets for the 12-month period ending July 31, 2009. The waiver will be eliminated on August 1, 2009. For the six months ended June 30, 2005, CFM voluntarily waived a portion of its management fee amounting to $457,642.

CFM has entered into a sub-investment advisory agreement with AEW Management and Advisors, L.P. (“AEW”). AEW is primarily responsible for overseeing the day-to-day investment operations of the Fund. CFM pays AEW a fee at an annual rate equal to: (a) for the first 5 years of the Fund’s operation, 0.40% of the first $100 million of the Fund’s Managed Assets (which includes assets attributable to TARPS), 0.35% of the next $100 million of the Fund’s Managed Assets and 0.30% of the Fund’s Managed Assets in excess of $200 million; and (b) starting 5 years after the commencement of the Fund’s operations, 50% of the management fee paid by the Fund to CFM, net of any waivers.

18	2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

During the six months ended June 30, 2005, Citigroup Global Markets Inc., another indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions in the amount of $1,060 from the Fund.

All officers but one and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$15,500,405

Sales	12,533,924

At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$81,669,290
Gross unrealized depreciation	(88,893)

Net unrealized appreciation	$81,580,397

At June 30, 2005, the Fund was invested in the following interest rate swap contracts with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have an adverse effect on the Fund’s net earnings as a result of leverage.

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	11/25/02
Notional Amount:	$6,500,000
Payments Made by Fund:	Fixed Rate, 2.9325%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	11/25/05
Unrealized Appreciation as of
June 30, 2005:	$16,861

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	11/25/02
Notional Amount:	$26,000,000
Payments Made by Fund:	Fixed Rate, 3.6335%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	11/25/07
Unrealized Appreciation as of
June 30, 2005:	$148,713

Real Estate Income Fund Inc.	19

Notes to Financial Statements (unaudited) (continued)

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	11/25/02
Notional Amount:	$19,500,000
Payments Made by Fund:	Fixed Rate, 4.1170%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	11/25/09
Unrealized Depreciation as of June 30, 2005:	$(113,122)

At June 30, 2005, the Fund had total net unrealized appreciation of $52,452 from swap contracts.

4. Taxable Auction Rate Cumulative Preferred Stock

As of June 30, 2005, the Fund had 2,600 outstanding shares of TARPS. The TARPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rates ranged from 2.30% to 3.31% for the six months ended June 30, 2005. At June 30, 2005, the dividend rate was 3.28%.

The Fund is required to maintain certain asset coverages with respect to the TARPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the TARPS at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends in order to meet the applicable requirement. The TARPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

CGM currently acts as the broker/dealer in connection with the auction of TARPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the TARPS that the broker/dealer places at the auction. For the six months ended June 30, 2005, the Fund incurred auction participation fees of $80,673 for CGM’s services as a participating broker/dealer.

5. Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

20	2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Real Estate Income Fund Inc.	21

Notes to Financial Statements (unaudited) (continued)

That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

6. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Citi Fund Management Inc. (“CFM”) (the “Manager”), currently an affiliate of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the 1940 Act, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

Subsequently, on August 1, 2005, the Board approved the new investment management contract between the Fund and the Manager.

7. Subsequent Event

On July 18, 2005, the Fund issued 1,200 additional Taxable Auction Rate Cumulative Preferred Shares (“Shares”). The net proceeds of the sale of the Shares, before expenses was $29,700,000, reflecting the public offering price of $25,000 per share, less the payment of a 1% underwriting fee by the Fund.

The dividend rate on the Preferred Shares for the period from and including the date of the issue to but excluding July 26, 2005 was 3.15% per year. For each subsequent period, the dividend rate will be determined at an auction that will

22	2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

usually be held weekly. The Fund will pay annual expenses in an amount equal to 0.25% of the purchase price of the Shares in connection with the auction process.

Also, the Fund invested in the following additional interest rate swap.

SWAP Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	July 22, 2005
Notional Amount:	$30,000,000
Payments Made by Fund:	Fixed Rate, 4.44%
Payments Received by Fund:	Floating Rate (One Month LIBOR)
Termination Date:	July 22, 2012

Real Estate Income Fund Inc.	23

Financial Data (unaudited)

For a share of capital stock outstanding throughout each period:

Record Date	NYSE Closing Price	Net Asset Value	Dividend Paid	Dividend Reinvestment Price

Fiscal Year 2002
September 24	$13.89	$14.11	$0.1063	$13.83
October 22	12.57	13.00	0.1063	12.67
November 25	13.64	13.75	0.1063	13.48
December 23	13.94	13.82	0.1063	13.54

Fiscal Year 2003
January 28	13.40	13.34	0.1063	13.07
February 25	14.13	13.59	0.1063	13.42
March 25	14.21	14.00	0.1063	13.72
April 22	14.65	14.75	0.1063	14.46
May 27	14.88	15.42	0.1063	15.03
June 24	14.87	15.33	0.1090	15.02
July 22	15.02	16.21	0.1090	15.55
August 26	15.06	16.19	0.1090	15.62
September 23	15.60	16.86	0.1090	15.72
October 28	16.56	17.15	0.1090	16.81
November 24	16.25	17.65	0.1090	17.02
December 22	16.92	18.02	0.4771	17.52

Fiscal Year 2004
January 27	17.56	18.71	0.1090	17.86
February 24	16.82	19.00	0.1090	17.64
March 23	17.82	19.56	0.1090	18.13
April 27	15.03	17.33	0.1090	15.45
May 25	15.40	17.16	0.1090	15.94
June 22	15.56	17.91	0.1090	15.98
July 27	16.27	17.81	0.1090	16.83
August 24	17.12	18.82	0.1090	17.56
September 21	16.56	18.94	0.1090	16.71
October 26	17.15	19.71	0.1090	17.49
November 23	17.29	20.14	0.1090	17.88
December 28	18.47	21.04	0.1090	18.49

Fiscal Year 2005
January 25	16.95	19.54	0.1090	16.95
February 22	17.07	19.77	0.1090	17.35
March 21	16.66	19.62	0.1090	16.62
April 26	16.92	19.93	0.1090	17.19
May 24	17.41	20.55	0.1090	17.29
June 21	18.32	21.56	0.1090	18.31

24	2005 Semi-Annual Report

Additional Information (unaudited)

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Real Estate Income Fund Inc. was held on April 11, 2005, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Nominees	Common Shares Voted For Election	Common Shares Withheld	Preferred Shares For Election	Preferred Shares Withheld

1. Election of Directors
Paolo M. Cucchi	N/A	N/A	2,378	0
Robert A. Frankel	10,849,100	87,471	N/A	0

The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Dwight B. Crane, R. Jay Gerken, Paul Hardin, William R. Hutchinson and George Pavia.

Real Estate Income Fund Inc.	25

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in Common Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in Common Shares. When the market price of the Common Shares is equal to or exceeds 98% of the net asset value per share of the Common Shares on the Determination Date (as defined below), Plan participants will be issued Common Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders, except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the Determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the Determination date or (b) 95% of the then current market price per share. You may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, New York 10269-0560, by logging

26	2005 Semi-Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by telephone at 1-877-366-6441.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

Real Estate Income Fund Inc.	27

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DIRECTORS	INVESTMENT MANAGER
Dwight B. Crane	Citi Fund Management Inc.
Paolo M. Cucchi	100 First Stamford Place
Robert A. Frankel	Stamford, Connecticut 06902
R. Jay Gerken, CFA
Chairman	CUSTODIAN
Paul Hardin	State Street Bank and Trust Company
William R. Hutchinson	225 Franklin Street
George M. Pavia	Boston, Massachusetts 02110

OFFICERS	TRANSFER AGENT
R. Jay Gerken, CFA	American Stock Transfer & Trust Company
President and Chief Executive Officer	59 Maiden Lane
New York, New York 10038
Andrew B. Shoup
Senior Vice President and	The Fund files its complete schedule of
Chief Administrative Officer	portfolio holdings with the Securities and
Exchange Commission for the first and
Kaprel Ozsolak	third quarters of each fiscal year on Form
Chief Financial Officer and Treasurer	N-Q. The Fund’s Forms N-Q may be
reviewed and copied at the Commission’s
Kevin Kennedy	Public Reference Room in Washington,
Vice President and Investment Officer	D.C., and information on the operation of
the Public Reference Room may be
Matthew A. Troxell, CFA	obtained by calling 1-800-SEC-0330. To
Investment Officer	obtain information on Form N-Q from the
Fund, shareholders can call 1-800-451-2010.
Andrew Beagley
Chief Compliance Officer	Information on how the Fund voted
proxies relating to portfolio securities
Robert I. Frenkel	during the most recent 12-month period
Secretary and	ended June 30 and a description of the
Chief Legal Officer	policies and procedures that the Fund
uses to determine how to vote proxies
This report is intended only for the	relating to portfolio securities is available
shareholders of the Real Estate Income	(1) without charge, upon request, by calling
Fund Inc. It is not a Prospectus, circular	1-800-451-2010, (2) on the Fund’s website
or representation intended for use in the	at www.citigroupam.com and (3) on the
purchase or sale of shares of the Fund or	SEC’s website at www.sec.gov.
of any securities mentioned in the report.

REAL ESTATE INCOME
FUND INC.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD02814 8/05
05-8974

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Real Estate Income Fund Inc.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Real Estate Income Fund Inc.

Date:	September 7, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Real Estate Income Fund Inc.

Date:	September 7, 2005

By:	/s/ Kaprel Ozsolak Kaprel Ozsolak Chief Financial Officer of Real Estate Income Fund Inc.

Date:	September 7, 2005